Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, the Chief Financial Officer of Global Industrial Company, hereby certifies that Global Industrial Company's Form 10-Q for the period ended September 30, 2024 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Global Industrial Company.

Dated:  October 29, 2024

/s/ Thomas Clark
Thomas Clark, Chief Financial Officer